                                                                EXHIBIT 10.18(B)

                                                                       EXECUTION

                               SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                  THIS SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "Second Amendment") is entered into this 21st day of January, 2003, by and among Animas Corporation, a Delaware corporation (the "Company"), the individuals and entities who are identified as "New Holders" on the signature pages to this Second Amendment (the "New Holders"), and the Existing Holders.

                  WHEREAS, the Company and certain holders of the Company's capital stock (the "Existing Holders") have entered into that certain Amended and Restated Stockholders Agreement, dated as of October 11, 2001 (as amended by the First Amendment to Amended and Restated Stockholders Agreement dated as of May 13, 2002 (the "First Amendment"), together with all joinders thereto, the "Original Agreement");

                  WHEREAS, the Company now desires to sell and issue additional shares of Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock"), including those issuable upon exercise of warrants to purchase shares of Series C Preferred Stock (the "Warrants"), pursuant to a Unit Purchase Agreement, dated January 21,2003 (the "Unit Purchase Agreement"), among the Company and the purchasers thereunder (the "Unit Purchasers");

                  WHEREAS, the Company previously obtained a line of credit from Silicon Valley Bank, a California-chartered bank ("SVB"), and, in connection therewith, issued the SVB Warrants (as defined herein) exercisable for the purchase of shares of Series C Preferred Stock;

                  WHEREAS, neither SVB nor certain of the Unit Purchasers are parties to the Original Agreement;

                  WHEREAS, the Company and the Existing Holders desire to further amend the Original Agreement as set forth herein to subject the Unit Purchasers and SVB to those certain rights and obligations as set forth in the Original Agreement;

                  WHEREAS, the Company and the Existing Holders desire to further amend the Original Agreement to make subject to the Original Agreement the Warrants and the SVB Warrants;

                  WHEREAS, Section 14 of the Original Agreement provides that the Original Agreement may be amended or modified upon the written consent of
(i) the Company, (ii) the Initial Series B Purchasers holding at least 60% of the votes entitled to be cast by the holders of Series B Convertible Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock") owned by all such Initial Series B Purchasers, solely with respect to such shares of Series B Preferred Stock, (iii) the Initial Purchasers holding at least 60% of the votes entitled to be cast by the holders of shares of Series C Preferred Stock owned by all such Initial Purchasers, solely with respect to such shares of Series C Preferred Stock, and (iv) the holders of a majority of the votes entitled to be cast by the holders of the outstanding Preferred Stock, solely with respect to such Preferred Stock (for purposes of this Second Amendment, collectively, the "Requisite Shares");.

                  NOW THEREFORE, in consideration of the premises and the mutual promises, covenants and agreement contained in this Second Amendment, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                  1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Agreement.

                  2.       Amendments to Stockholders Agreement.

                           (a)      Additional Defined Terms. The following
additional defined terms are hereby added to the Original Agreement:

                                    (i)      "Unit Purchase Agreement" shall
mean that certain Unit Purchase Agreement dated January 21, 2003 (together with all joinders thereto) pursuant to which certain holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Common Stock may acquire Units;

                                    (ii)     "Securities" shall mean all Shares,
SVB Warrants and Warrants.

                                    (ii)     "SVB Warrants" shall mean those
certain warrants to purchase 5,000 shares of Series C Preferred Stock issued to Silicon Valley Bank on November 4, 2002;

                                    (iii)    "Units" shall mean those certain
Units purchased pursuant to the Unit Purchase Agreement and consisting of one share of Series C Preferred Stock and a Warrant; and

                                    (iv)     "Warrants" shall mean those certain
warrants to purchase nine-tenth of one share (0.9) of Series C Preferred Stock issued pursuant to the Unit Purchase Agreement.

                           (b)      Amendments to Existing Definitions.

                                    (i)      The term "Series C Investor" shall
be amended in its entirety and, from and after the date hereof, shall mean, collectively, (i) the purchasers of Series C Preferred Stock pursuant to the Series C Purchase Agreement, including the Additional Series C Investors (as defined in the First Amendment), (ii) the purchasers of Units pursuant to the Unit Purchase Agreement, and (iii) Silicon Valley Bank.

                           (c)      Other Amendments to Original Agreement.

                                    (i)      The provisions of Sections 6, 7,9
and 11 of the Original Agreement are hereby amended such that any reference to the specific defined term "Shares" in any such section shall be replaced with the defined term "Securities."

                                    (ii)     The provisions of subsection
7(c)(ii) of the Original Agreement are hereby amended and restated to read, in its entirety, as follows:

                                             "(ii) that number of shares of
                                    Series B Preferred Stock, Series C Preferred
                                    Stock, Warrants or SVB Warrants held by the Co-Sale Holders which is at such time convertible into (or in the case of Warrants and SVB Warrants, exercisable for shares of Series C Preferred Stock which are convertible into) the number of shares of Common Stock which the Co-Sale Holders elect to sell; provided, however, that if the prospective purchaser objects to the delivery of Series B Preferred Stock, Series C Preferred Stock, Warrants or SVB Warrants, the Co-Sale Holders shall convert such Series B Preferred Stock or Series C Preferred Stock, or exercise such Warrants or SVB Warrants and convert the Series C Preferred Stock received upon exercise thereof, into Common Stock and deliver Common Stock as provided in Section 7(c)(i) above. The Company agrees to effect any such conversion, or exercise and conversion, concurrent with the actual transfer of such Shares to the purchaser."

                  2. Addition of New Parties to Original Agreement. Each New Holder, including Silicon Valley Bank, by execution of this Second Amendment, shall hereby become a party to the Original Agreement, as amended by this Second Amendment.

                  3. Ratification of Original Agreement. Except as otherwise amended herein, all other provisions of the Original Agreement, as previously amended, shall remain in full force and effect, and are hereby ratified and confirmed.

                  4. Governing Law. This Second Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

                  5. Counterparts: Facsimile Execution. This Fourth Amendment may be executed in any number of counterparts, including by facsimile signature, shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

                  6. Effective Time. This Second Amendment shall become effective and legally binding upon the Company and the other parties hereto, and shall be deemed to effectively amend the Original Agreement, as previously amended, when one or more counterparts hereof, individually or taken together, shall bear the signatures of the holders of the Requisite Shares (the "Effective Time").

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS "WHEREOF, the parties hereto have executed, or caused this Second Amendment to Amended and Restated Stockholders Agreement to be executed by its duly authorized officer or other representative, on the date and year first above written.

                                        ANIMAS CORPORATION

                                        By: /s/ Richard A. Baron
                                            ------------------------------
                                        Title: V.P. Finance, Assist. Sect.

                         [HOLDER SIGNATURE PAGES FOLLOW]

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        KATHERINE CROTHALL
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Katherine D. Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                        ----------------------------------------
                                             Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                    ----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Graeme Crothall
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Graeme Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                        ----------------------------------------
                                             Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                   -----------------------------

Stockholders Agreement Signature Page

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                 Peter Laakmann Trust
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                               /s/ Katherine D. Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                             TRUSTEE
                                        ----------------------------------------
                                             Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                   -----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                 Karen Laakmann Trust
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Katherine D. Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                             TRUSTEE
                                        ----------------------------------------
                                             Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                   -----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                              Christine Laakmann Trust
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Katherine D. Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               TRUSTEE
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                    ----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Gayle Laakmann Trust
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Katherine D. Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               TRUSTEE
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                   -----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Gwen Crothall Trust
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Graeme Crothall
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               Trustee
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        511 AVONWOOD RD.
                                        HAVERFORD, PA 19041
                                        Tel. Number: 610-896-3811
                                        Fax Number:
                                                   ----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        William A. Graham, IV
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ William A. Graham, IV
                                        ----------------------------------------
                                             Signature of Authorized Person

                                        Stockholder
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        The Graham Building
                                        One Penn Square West
                                        Philadelphia, PA 19102
                                        Tel. Number: 215-567-6300
                                        Fax Number: 215-751-9518

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

HLM/UH FUND, L.P.                       Edward L. Cahill
By: HLM/UH Associates, LLC              ----------------------------------------
    Its General Partner                     Print Name of Existing Holder
By: HLM Management Co., Inc.
    Managing Member                     /s/ Edward L. Cahill
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               EXEC. V.P.
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        HLM Management Co., Inc.
                                        222 Berkeley Street
                                        Boston, MA 02116
                                        Tel. Number:
                                                    ----------------------------
                                        Fax Number:
                                                    ----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

HLM Opportunities Fund, L.P.            Edward L. Cahill
By: HLM Opportunities Associates, LLC   ----------------------------------------
    Its General Partner                      Print Name of Existing Holder
By: HLM Management Co., Inc.
    Managing Member                     /s/ Edward L. Cahill
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               EXEC. V.P.
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        HLM Management Co., Inc.
                                        222 Berkeley Street
                                        Boston, MA 02116
                                        Tel. Number:
                                                    ----------------------------
                                        Fax Number:
                                                    ----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

HLM/CB Fund II, L.P.                    Edward L. Cahill
By: HLM/CB Associates II, LLC           ----------------------------------------
    Its General Partner                      Print Name of Existing Holder
By: HLM Management Co., Inc.
    Managing Member                     /s/ Edward L. Cahill
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               EXEC. V.P.
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        HLM Management Co., Inc.
                                        222 Berkeley Street
                                        Boston, MA 02116
                                        Tel. Number:
                                                    ----------------------------
                                        Fax Number:
                                                   -----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Liberty Advisors, Inc.
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Thomas R. Morse
                                        ----------------------------------------
                                             Signature of Authorized Person

                                               President
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        C/o Liberty Venture Partners
                                        One Commerce Square
                                        2005 Market St., Suite 2040
                                        Philadelphia, PA 19103-7058
                                        Tel. Number: (215) 282-4434
                                        Fax Number: (215) 282-4485


Stockholders Agreement Signature Page

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Liberty Ventures I, L.P.
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Thomas R. Morse
                                        ----------------------------------------
                                             Signature of Authorized Person

                                        President of Its General Partner,
                                        Liberty Ventures, Inc.
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        C/o Liberty Venture Partners
                                        One Commerce Square
                                        2005 Market St., Suite 2040
                                        Philadelphia, PA 19103-7058
                                        Tel. Number: (215) 282-4434
                                        Fax Number: (215) 282-4485

Stockholders Agreement Signature Page

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Liberty Ventures II,L.P.
                                        ----------------------------------------
                                             Print Name of Existing Holder

                                        /s/ Thomas R. Morse
                                        ----------------------------------------
                                             Signature of Authorized Person

                                        Managing Director of Its General
                                        Partner, Liberty Venture Partners II,
                                        LLC
                                        ----------------------------------------
                                               Title of Authorized Person

                                        Address of Existing Holder:

                                        C/o Liberty Venture Partners
                                        One Commerce Square
                                        2005 Market St. Suite 2040
                                        Philadelphia, PA 19103-7058
                                        Tel. Number: (215) 282-4434
                                        Fax Number: (215) 282-4485

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          TDH Capital Partner
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ J. Mahlon Buck, Jr.
                                          --------------------------------------
                                             Signature of Authorized Person

                                          President and Trustee
                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          300 Delware Avenue
                                          Suite 1278
                                          Wilmington, DE 19801
                                          Tel. Number: _________________________
                                          Fax Number: __________________________

Stockholders Agreement Signature Page

                      ANIMAS/2003 Offering: Second Closing
                        Stockholders Agreement Amendment

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          Anvers LP
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ L. Swergold
                                          --------------------------------------
                                             Signature of Authorized Person

                                          Sr Mgr FSIP LLC as GP
                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          230 Park Avenue
                                          New York NY 10169
                                          ______________________________________
                                          Tel. Number: (212) 309-8525
                                          Fax Number: __________________________

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          Anvers II LP
                                          --------------------------------------
                                              Print Name of Existing Holder

                                                   /s/ L. Swergold
                                          --------------------------------------
                                             Signature of Authorized Person

                                          Sr Mgr FSIP LLC as GP
                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          230 Park Avenue
                                          New York NY 10169
                                          ______________________________________
                                          Tel. Number: (212) 309-8525
                                          Fax Number: __________________________

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                           Christopher Coyne
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Christopher Coyne
                                          --------------------------------------
                                             Signature of Authorized Person


                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          1314 E. Las Olas Blvd. #1096
                                          Fort Lauderdale, FL 33301
                                          ______________________________________
                                          Tel. Number: 800-447-4476 ext 105
                                          Fax Number: __________________________

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                           Gregory R. Coyne
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Gregory R. Coyne
                                          --------------------------------------
                                             Signature of Authorized Person


                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          8 Smith Ct.
                                          Alameda, CA 94502
                                          Tel. Number: 51-522-2408
                                          Fax Number: __________________________

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          City National Bank TTEE
                                          F.B.O. DWT/Parsons
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ John F.F. Billings
                                          --------------------------------------
                                             Signature of Authorized Person

                                          Trust Officer
                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          City National Investment
                                          225 Broadway, Ste. 500
                                          San Diego, CA 92101
                                          Tel. Number: 619-645-6138
                                          Fax Number:  619-645-3478

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          Donald A. Sivick JR.
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Donald A. Sivick Jr.
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          1326 TANGLEWOOD DR.
                                          NORTH WALES, PA. 19454
                                          ______________________________________
                                          Tel. Number: (215) 699-3979
                                          Fax Number:  (215) 699-6083

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          DANIEL W.K NG
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Daniel W.K. Ng
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          138 Hudson Bay
                                          Alameda, CA 94502
                                          ______________________________________
                                          Tel. Number: 510-522-8816
                                          Fax Number:  510-523-8880

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          MICHAEL J. MITCHELL
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Michael J. Mitchell
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          1295 BRIGHTON WAY
                                          NEWTOWN SQUARE, PA.
                                          19073
                                          Tel. Number: 610-459-3950
                                          Fax Number:  610-459-2769

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                              John C. Tompkins
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ John C. Tompkins
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          14112 Greencroft Lane
                                          Hunt Valley, MD 21030
                                          ______________________________________
                                          Tel. Number: 410 711 8006
                                          Fax Number:  410 229 8282

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                              Sara Lee Tompkins
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Sara Lee Tompkins
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          14112 Greencroft Lane
                                          Hunt Valley, MD 21030
                                          ______________________________________
                                          Tel. Number: 410 229 8201
                                          Fax Number:  410 229 8282

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                              William M. Keane
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ William M. Keane
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          1221 Medford Rd.
                                          Wynnewood, PA 19096
                                          ______________________________________
                                          Tel. Number: 215-956-6784
                                          Fax Number:  215-923-4532

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                          Burr McKeehan
                                          --------------------------------------
                                              Print Name of Existing Holder

                                          /s/ Burr McKeehan
                                          --------------------------------------
                                             Signature of Authorized Person

                                          --------------------------------------
                                               Title of Authorized Person

                                          Address of Existing Holder:

                                          18 Breakers Isle
                                          Monarch Beach, CA 92629-4214

                                          --------------------------------------
                                          Tel. Number: 949 - 496-3357
                                          Fax Number:  949 - 496-5312

Stockholders Agreement Signature Page

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                        Alan I. Reich / Mindy M. Reich
                                       --------------------------------
                                         Print Name of Existing Holder

                                       /s/ Alan I. Reich / Mindy M. Reich
                                       -----------------------------------------
                                         Signature of Authorized Person

                                       -----------------------------------------
                                         Title OF Authorized Person

                                       Address of Existing Holder.

                                       410 Mayflower Lane
                                       Wynnewood, PA 19096

                                       Tel. Number: (215) 735-9200 (Office)
                                       Fax Number: -----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                     PILGRIM BAXTER HYBRID PARTNERS II, LP.

                                     By: Pilgrim Baxter Hybrid Partners General
                                         Partner, L.P.,
                                         its General Partners

                                     By: Pilgrim Baxter Associates, Ltd., its
                                         General Partner
                                         ---------------------------------------
                                           Print Name of Existing Holder

                                         /s/ Samuel H. Baker
                                         ---------------------------------------
                                           Signature of Authorized Person

                                         Vice President
                                         ---------------------------------------
                                           Title of Authorized Person

                                     Address of Existing Holder:

                                     1400 Liberty Ridge Drive
                                     Wayne, PA 19087

                                     Tel. Number 610-578-1318
                                     Fax Number:
                                                 -------------------------------

Stockholders Agreement Signature Page

                                                                       EXECUTION

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                       Johnson & Johnson Development Corporation
                                       -----------------------------------------
                                              Print Name of Existing Holder

                                       /s/ Roger J. Guidi
                                       -----------------------------------------
                                              Signature of Authorized Person

                                       Vice President
                                       -----------------------------------------
                                              Title of Authorized Person

                                       Address of Existing Holder:

                                       One J & J Plaza
                                       New Brunswick, NJ 08933

                                       Tel. Number: 732-524-2527
                                       Fax Number: 732-247-5309

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                           David Ellis
                                       -----------------------------------------
                                              Print Name of Existing Holder

                                       /s/ David Ellis
                                       -----------------------------------------
                                              Signature of Authorized Person

                                       -----------------------------------------
                                              Title of Authorized Person

                                       Address of Existing Holder:

                                       Tel. Number: 410 525 6580
                                       Fax Number:
                                                   -----------------------------

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                           Michael Merson
                                       -----------------------------------------
                                              Print Name of Existing Holder

                                       /s/ Michael Merson
                                       -----------------------------------------
                                              Signature of Authorized Person

                                       -----------------------------------------
                                              Title of Authorized Person

                                       Address of Existing Holder:

                                       6308 N. Charles St
                                       Baltimore, MD 21212

                                       Tel. Number: 410-377-2682
                                       Fax Number: 410-377-4693

                         EXISTING HOLDER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                           CATHY NG NG Associates
                                       -----------------------------------------
                                              Print Name of Existing Holder

                                       /s/ Cathy Ng
                                       -----------------------------------------
                                              Signature of Authorized Person

                                                        Partner
                                       -----------------------------------------
                                              Title of Authorized Person

                                       Address of Existing Holder:

                                       19 Leonard Court
                                       Alameda, CA 94502

                                       -----------------------------------------
                                       Tel. Number: 510-484-8899
                                       Fax Number: 419-818-7185

                               NEW HOLDER JOINDER
                                       TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         The undersigned, being a New Holder as defined in the Second Amendment to Amended and Restated Stockholders Agreement dated October 11,2001, as previously amended (the "Stockholders Agreement") is hereby joined as a party to the Stockholders Agreement, is deemed to be a "Stockholder" for all purposes under such Stockholders Agreement and hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of a Stockholder as defined in, the Stockholders Agreement, subject in all cases to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Stockholders Agreement and certifies that it has read and fully understands the terms and conditions thereof and its rights, responsibilities and obligations thereunder

                                         InvestCare Partners Limited Partnership
                                         ---------------------------------------
                                                Print Name of New Holder

                                                  /s/ Charles P. Rothstein
                                               ------------------------------
                                               Signature of Authorized Person

                                         President of GMA GP, INC., the
                                         general partner of GMA Capital Limited
                                         Partnership, which is the general
                                         partner of InvestCare Partner Limited
                                         Partnership

                                         Address of Holder:

                                         32330 W. 12 Mile Rd.
                                         Farmington Hills, MI 48334
                                         _____________________________________
                                         Tel. Number: 248 4899000
                                         Fax Number: 248 4898819

                                   APPENDIX 4

                                     JOINDER
                                       TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         The undersigned, being the holder of the SVB Warrants as defined in the Second Amendment to Amended and Restated Stockholders Agreement dated October 11, 2001, as previously amended (the "Stockholders Agreement") is hereby joined as a party to the Stockholders Agreement, is deemed to be a "Stockholder" for all purposes under such Stockholders Agreement and hereby adopts and agrees to be bound by all of the terms and provisions of, and shall be entitled to all of the benefits and privileges of a Stockholder as defined in, the Stockholders Agreement, subject in all cases to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Stockholders Agreement and certifies that it has read and fully understands the terms and conditions thereof and its rights, responsibilities and obligations thereunder.

                                          SILICON VALLEY BANK

                                               /s/ Dave E. Rodriguez
                                          --------------------------------------
                                          Signature of Authorized Person

                                                      VP
                                          Title of Authorized Person

                                          Address:

                                          One Newton Executive Park, Suite 200,
                                          2221 Washington Street,
                                          Newton, Massachusetts 02462

                                          Tel. Number: (617) 630-4158
                                          Fax Number:  (617) 969-5478